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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2000


                          Altiva Financial Corporation
             (Exact name of registrant as specified in its charter)


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
                  DELAWARE                                           0-21689                                  88-0286042
(State or other jurisdiction of incorporation)               (Commission File Number)           (IRS Employer Identification Number)


                         1000 PARKWOOD CIRCLE, 6TH FLOOR
                             ATLANTA, GEORGIA 30339
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (770) 952-6700


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

         On March 3, 2000, Altiva Financial Corporation ("Altiva") issued a press release announcing consummation of the sale of $14.0 million principal amount of 12% Secured Convertible Senior Notes due 2006.

         On March 24, 2000, Altiva issued a press release announcing the issuance of $12.5 million of 12% Secured Convertible Senior Notes and 6.2 million shares of Altiva's common stock, par value $.01, in exchange for $29.6 million principal amount of the outstanding 12 1/2% Subordinated Notes due 2001 of Altiva.

Item 7. Exhibits.

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
Exhibit No.
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4.1          -    $14,000,000 Amended and Restated Secured Convertible Senior
                  Note due 2006 of Altiva dated February 29, 2000 issued to Value Partners, Ltd.

4.2          -    Indenture dated February 29, 2000 by and between Altiva and
                  United States Trust Company of New York, as Trustee

10.1         -    Amended and Restated Secured Convertible Senior Note Purchase
                  Agreement between Altiva and Value Partners, Ltd. dated for reference purposes only as of February 29, 2000

10.2         -    Amended and Restated Pledge and Security Agreement dated for reference purposes only as of February 29, 2000

10.3         -    Amended and Restated Registration Rights Agreement, dated as of February 29, 2000, by and among Altiva and the Holders (as defined therein) of the Amended and Restated 12% Secured
                  Convertible Senior Notes due 2006 of Altiva

10.4         -    Exchange Agreement, dated as of March 17, 2000, by and among
                  Altiva and the holders of the outstanding 12% Secured
                  Convertible Senior Notes of Altiva due 2001

10.5         -    Pledge and Security Agreement, dated as of March 17, 2000 by
                  Altiva in favor of United States Trust Company of New York, as
                  Collateral Agent, and the Noteholders (as defined therein)

10.6         -    Stock Pledge Agreement, dated as of March 17, 2000, by Altiva in favor of the Noteholders and the Collateral Agent, as agent of the Noteholders (each as defined therein)

10.7         -    Registration Rights Agreement, dated as of March 17, 2000, by and between Altiva and United States Trust Company of New York for the benefit of the holders of the Company's 12% Secured
                  Convertible Senior Notes due 2006

10.8         -    Intercreditor and Collateral Sharing Agreement dated as of
                  February 29, 2000 by and among Altiva, Value Partners, Ltd.
                  ("Value Partners"), the Replacement QIB Noteholders (as defined therein), the Replacement Non-QIB Noteholders (as defined therein), and United States Trust Company of New York, as collateral agent.

99.1         -    Press release dated March 3, 2000

99.2         -    Press release dated March 24, 2000
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 28, 2000


                                         Altiva Financial Corporation

                                         By: /s/ J. Richard Walker
                                            ------------------------------------
                                            J. Richard Walker
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


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

4.1          -    $14,000,000 Amended and Restated Secured Convertible Senior
                  Note due 2006 of Altiva dated February 29, 2000 issued to
                  Value Partners, Ltd.

4.2          -    Indenture dated February 29, 2000 by and between Altiva and
                  United States Trust Company of New York, as Trustee

10.1         -    Amended and Restated Secured Convertible Senior Note Purchase
                  Agreement between Altiva and Value Partners, Ltd. dated for reference purposes only as of February 29, 2000

10.2         -    Amended and Restated Pledge and Security Agreement dated for reference purposes only as of February 29, 2000

10.3         -    Amended and Restated Registration Rights Agreement, dated as of February 29, 2000, by and among Altiva and the Holders (as defined therein) of the Amended and Restated 12% Secured
                  Convertible Senior Notes due 2006 of Altiva

10.4         -    Exchange Agreement, dated as of March 17, 2000, by and among
                  Altiva and the holders of the outstanding 12% Secured
                  Convertible Senior Notes of Altiva due 2001

10.5         -    Pledge and Security Agreement, dated as of March 17, 2000 by
                  Altiva in favor of United States Trust Company of New York, as
                  Collateral Agent, and the Noteholders (as defined therein)

10.6         -    Stock Pledge Agreement, dated as of March 17, 2000, by Altiva in favor of the Noteholders and the Collateral Agent, as agent of the Noteholders (each as defined therein)

10.7         -    Registration Rights Agreement, dated as of March 17, 2000, by and between Altiva and United States Trust Company of New York for the benefit of the holders of the Company's 12% Secured
                  Convertible Senior Notes due 2006

10.8         -    Intercreditor and Collateral Sharing Agreement dated as of
                  February 29, 2000 by and among Altiva, Value Partners, Ltd.
                  ("Value Partners"), the Replacement QIB Noteholders (as defined therein), the Replacement Non-QIB Noteholders (as defined therein), and United States Trust Company of New York, as collateral agent.

99.1         -    Press release dated March 3, 2000

99.2         -    Press release dated March 24, 2000
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